   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER   , 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549
                                 ------------
                                   FORM 8-K
             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                 ------------
                      NOVEMBER 28, 2000 (OCTOBER 25, 2000)
                Date of report (Date of earliest event reported)







                              CENDANT CORPORATION
            (Exact name of Registrant as specified in its charter)




                   DELAWARE                             1-10308                  06-0918165
            (State or other jurisdiction         (Commission File No.)        (I.R.S. Employer
         of incorporation or organization)                                 Identification Number)

                  9 WEST 57TH STREET                                                10019
                 NEW YORK, NY                                                    (Zip Code)
     (Address of principal executive office)

                                 212-413-1800
              (Registrant's telephone number, including area code)







--------------------------------------------------------------------------------

ITEM 5. OTHER EVENTS.


        As previously announced, Cendant Corporation ("Cendant") will distribute 100% of the stock of a new company incorporating its individual membership segment and its loyalty business to Cendant's CD common stockholders in a tax free spin-off. Cendant expects the process, which includes formation of the company, registration of its shares, and distribution of the shares to shareholders, to be completed by mid-2001. In connection with the planned spin-off, the account balances and activities of Cendant's individual membership segment were segregated and reported as a discontinued operation for financial reporting purposes. This filing is being provided to reflect the individual membership segment as a discontinued operation in the Company's consolidated financial statements at December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 (see Exhibit 99.1).



ITEM 7. FINANCIAL STATEMENTS.


        (c)        Exhibits.


        See Exhibit Index.

                                   SIGNATURES





     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CENDANT CORPORATION





                                        By: /s/ David M. Johnson
                                             David M. Johnson
                                             Senior Executive Vice President
                                             and
                                             Chief Financial Officer





                                        By: /s/ John T. McClain
                                             John T. McClain
                                             Senior Vice President, Finance and
                                             Corporate Controller





Date: November 28, 2000

                              CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K






                                 EXHIBIT INDEX




    EXHIBIT
      NO.      DESCRIPTION
-------------- ------------------------------------------------------------------------------------------
  12.1        Restated Statement Re: Computation of Consolidated Ratio of Earnings to Fixed Charges
  23.1        Consent of Deloitte & Touche, LLP
  99.1        Restated Selected Financial Data
  99.2        Restated Management's Discussion and Analysis of Results of Operations
  99.3        Restated Audited Consolidated Financial Statements of Cendant Corporation at December 31,
              1999 and 1998 and for each of the three years in the period ended December 31, 1999
  27.1(a)     Restated Financial Data Schedule for the year ended December 31, 1999
  27.1(b)     Restated Financial Data Schedule for the year ended December 31, 1998
  27.1(c)     Restated Financial Data Schedule for the year ended December 31, 1997